Exhibit (10) (iii) 33

                                AMENDMENT TO THE
                      CHANGE OF CONTROL SEVERANCE POLICY OF
                              CH ENERGY GROUP, INC.


      WHEREAS, Central Hudson Gas & Electric Corporation ("Central Hudson") established, in October 1998, a policy to be effective upon the Change of Control of the Corporation, as defined in such policy, to provide for the equitable treatment of employees of the Corporation upon such Change of Control, which policy is called the "Change of Control Severance Policy"; and

      WHEREAS, the Change of Control Severance Policy was last amended and restated as of December 15, 1999, upon adoption of said Policy by CH Energy Group, Inc., the parent corporation of Central Hudson; and

      WHEREAS, CH Energy Group, Inc. hereby proposes to further amend the Change of Control Severance Policy, effective as of August 1, 2000, to revise:

      (1) the definition of base salary for employees under "Article I, DEFINITIONS" of said Policy to reflect the exclusion of incentive and/or lump sum cash awards in the calculation under said Policy of "Base Salary" for employees,

      (2) Article I, Item (j) EMPLOYEE, to change the definition of employees eligible to participate under the Policy so that only employees of Central Hudson, the Corporation's affiliate company, are eligible to participate,

      (3) Article II, ELIGIBILITY, Section 2.1, PARTICIPATION, to reflect the change in the definition of employees eligible to participate under the Policy,

      (4) Article III, SEPARATION BENEFITS, Section 3.2(a), SEPARATION Benefits, of said Policy to replace, with base salary ranges, the current salary grades identified as eligible for benefits under said Policy, which change will more accurately reflect the Corporation's current compensation program; and

      (5) Article V, DURATION, AMENDMENT AND TERMINATION, Section 5.2, AMENDMENT AND TERMINATION, and Section 5.3, FORM OF AMENDMENT, of said Policy to authorize revisions of the above Section 3.2(a) from time to time to adjust the base salary ranges to reflect changing economic conditions upon approval of the Chairman of the Board, President and Chief Executive Officer to; and

      WHEREAS, the Board of Directors of CH Energy Group, Inc. approved said Policy amendment at its meeting on November 17, 2000, to comply with the foregoing:

      NOW, THEREFORE, the Change of Control Severance Policy is hereby amended as follows (all other terms and provisions being hereby ratified, confirmed and approved):

1. Definition (b) of "Article I, Definitions" of the Policy is amended, effective August 1, 2000, to read as follows:

      "(b) BASE SALARY. The amount a Participant is entitled to receive as wages or salary on an annualized basis, excluding all incentive and/or lump sum cash awards, bonuses, overtime payments, and/or other incentive compensation payable by Energy Group or any of its affiliated companies as consideration for the Participant's services."

2. Item (j) EMPLOYEE. of Article I of said Policy is amended, effective August 1, 2000, to read as follows:

      "(j) EMPLOYEE. Any regular, full-time or part-time employee of Central Hudson Gas & Electric Corporation, a wholly-owned affiliate of this Corporation, on or after October 1, 1998, including the employees of Central Hudson Enterprises Corporation and CH Resources, Inc. listed on Attachment A."

3. Article II, Section 2.1 PARTICIPATION of said Policy is amended, effective August 1, 2000, to read as follows:

      "2.1 PARTICIPATION. Each Employee who is not a party to an employment agreement with Energy Group that becomes effective in the event of a Change of Control, and who is not covered by a collective bargaining agreement shall be a Participant in the Plan. Notwithstanding the foregoing, the Committee may cause any Employee to cease to be a Participant (or cause such Employee to be reinstated as a Participant under the Plan) at any time prior to the occurrence of a Change of Control, provided that such action is not taken in connection with or in anticipation of a Change of Control."

4. Section 3.2 (a) of the Policy is amended, effective August 1, 2000, to read as follows:

      "3.2  SEPARATION BENEFITS.

            (a) IN GENERAL. If a Participant's employment with Energy Group or one of its affiliated companies is terminated in circumstances entitling him or her to a Separation Benefit as provided in Article 3.1, Energy Group shall pay, or cause to be paid, to such Participant, within ten days of the date such termination takes effect (the "Date of Termination") or, if later, on the date the Participant's Release ceases to be revocable, a Separation Benefit in a lump sum in cash equal to the Multiple times the Weekly Salary, reduced by any severance pay or pay in lieu of notice required to be paid to such Employee under applicable law. The Multiple for a particular Participant means three times the number of Years of Service completed by the Participant as of the Date of Termination, but subject to the following minimum and maximum Multiples, depending upon the Participant's Base Salary as of the Date of Termination or, if higher, as of immediately before the Change of Control:

-------------------------------------------------------------------------------
     BASE SALARY RANGE           MINIMUM MULTIPLE          MAXIMUM MULTIPLE
-------------------------------------------------------------------------------
Over $93,000                             8                        104
$62,000 to $93,000                       6                        75
Under $62,000                            3                        30."
-------------------------------------------------------------------------------

5. Section 5.2 of said Policy is amended, effective August 1, 2000, to read as follows:

      "5.2 AMENDMENT AND TERMINATION. The Plan may be terminated or amended in any respect by resolution adopted by a majority of the Board, unless a Change of Control has previously occurred, and Base Salary Ranges under Section 3.2(a) of the Plan may, from time to time, be adjusted upon approval of the Chairman of the Board. However, in connection with or in anticipation of a Change of Control, this Plan may not be terminated or amended in any manner which would adversely affect the rights or potential rights of Participants. If a Change of Control occurs, the Plan shall no longer be subject to amendment, change, substitution, deletion, revocation or termination in any respect which adversely affects the rights of Participants."

6. Section 5.3 of said Policy is amended, effective August 1, 2000, to read as follows:

      "5.3 FORM OF AMENDMENT. The form of any amendment or termination of the Plan shall be a written instrument signed by a duly authorized officer or officers of Energy Group, certifying that the amendment or termination has been approved by the Board except as otherwise provided for in Section 5.2 hereof. An amendment of the Plan in accordance with the terms hereof shall automatically effect a corresponding amendment to all Participants' rights hereunder. A termination of the Plan shall in accordance with the terms hereof automatically effect a termination of all Participants' rights and benefits hereunder."

      IN WITNESS WHEREOF, the undersigned Chairman of the Board and Chief Executive Officer of CH Energy Group, Inc., pursuant to authority granted by its Board of Directors on November 17, 2000, has signed this instrument this 8th day of December 2000.


                                                   /s/ PAUL J. Ganci
                                        ---------------------------------------
                                                     Paul J. Ganci
                                                 Chairman of the Board
                                              and Chief Executive Officer

                                  ATTACHMENT A

                      CHANGE OF CONTROL SEVERANCE POLICY OF
                              CH ENERGY GROUP, INC.





                                  GEORGE L. UHL
                                 GARY L. MILLER
                                 TIMOTHY P. ETTA
                                ROBERT W. KUHNLE
                                MICHAEL F. VOLTZ
                                WILLIAM A. BRANDT